The ITEX Opportunity

Presented October 19, 2009

By Steven White, Chairman and CEO

Safe Harbor

During the course of this presentation, we may make projections or other forward looking statements regarding future events or the future financial performance of ITEX. Such statements are only predictions and actual events or results may differ materially. We refer you to ITEX's filings with the SEC, specifically our reports on Form 10-K and 10-Q. These documents identify important risk factors that could cause actual results to differ materially from our projections or forward looking statements.

About ITEX

Symbol	ITEX.OB
Recent Price	$0.75
Range 52 Weeks	$0.35- $.79
Shares Outstanding	18.0 M
Market Cap	$13.5M
Long Term Debt	~
Institutional Ownership	~20%
Insider Ownership	~17%
Fiscal Year	July 31
Revenue - FY/2009	$16.5M
Cash flow – operations FY/2009	$2.875M

Cashless Exchange Industry

- $1.4B transaction value via local exchanges
- 250 exchanges
  - Fragmented industry
  - 200,000 member companies

- IRS codifies tax treatment in 1982 under 1099B rules

*Source – ITEX estimates

ITEX Overview

- Largest membership B-2-B Trading Community in the United States and Canada
- 24,000 Registered Members
- Customer service outsourced via Franchised Broker Network
- Enables members to attract new customers and generate incremental sales
- Members buy and sell within the community utilizing proprietary digital currency, ITEX Dollars
- 87% of Members pay fees electronically

Craigslist Barter Section

- **Wed Oct 14**
- 12 chocolate on chocolate cupcakes in antioch - (pittsburg / antioch)
- Need keys for your Car..House..office ect -
- A-1 Cabinet Maker/Remodel/Repair/New/Vanity Master - $1 - (santa rosa)
- Kettle One Citroen - (mission district) pic
- machanic for ford wagon - (san mateo)
- Last Minute DJ Services to barter for the NEW YEARS - $150 - (oakland downtown)
- Still Trying to Swap My Marriott Points for a CAlistoga Spa Getaway - $1000 - (walnut creek) pic
- I WILL DO ANY JOB YOU HAVE 4 GIFTCARD TOYS OR $ - (san jose north)
- NEED A LAST MINUTE CHRISTMAS GIFT? I HAVE SEVERAL GIFT BASKETS LEFT - (santa rosa) pic
- candy paint new guts no motor trans best offer - $1250 - (san jose east) pic
- hydrophonic supplys - $225 - (san jose east)
- WII wanted - (san jose south)
- TRD 89 F350 4W/D FLATBED/RBLT/FOR GARAGE BUILT - $3500 - (san bruno) pic
- Please Help! My 3mo Old Son's First Christmas & No Presents - (san jose south)
- Massage or Hotel Stay $150 gift certificate - $120 - (pacific heights) pic
- Rat Terrier ======== PUPPIES ========= - (morgan hill) pic
- Trade my 97 Kawasaki 900ZXI jet ski w/trailer for a vehicle, bike or? - $2800 - (Chico, Ca.) pic
- gamecube for sale or trade, Christmas special!! - (san jose south) pic
- Mover with 17' Box Truck Looking to trade for.... - (vallejo / benicia)

ITEX

Craigslist barter listing

- **Canon 40D, like new + 2GB compact flash (Renton)**
- Reply to: sale-970341446@craigslist.org [?]
  Date: 2009-10-14, 1:02PM PST

I'd like to trade my year and a half old Canon 40D body. Like new condition. Always kept in a Crumpler bag, no scratches, etc. Includes box, manuals, battery, charger, CDs, cables, everything that came with it originally and the original receipt. I will trade for two each of Visi0Pr0 and 0fficePr0. Email me if you're interested. You are of course welcome to test it out before trading. Your lenses or mine! I'll also include a Sandisk 2GB compact flash card if you want it.

Location: Seattle

ITEX

Marketplace Listing



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Search the ITEX Marketplace
Keyword: Hotel
Category: Accommodation / Travel
Hotels & Motels
Since: All
City: Orange County
State: California
Zip: 92672
Area: 50 miles
Price: 100 to 300
Search
Featured Listings
Ultimate Fighting Championship Las Vegas this Sat
$150.00 CAD
Scarborough, ON
Learn To Make Stone, Tile, Pavers, Brick and More
Price Varies
Murphy, NC
Contemporary Bar
$3,000.00
OFallon, MO
View all Featured Listings...
Recent Listings
Hilton Hotel Costa Mesa
$199.00 CAD
Orange County, CA
Shilo Inn - Hotel Scrip
Price Varies
Palm Springs, CA
Ultimate Fighting Championship Las Vegas this Sat
$150.00 CAD
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Marketplace >> Listings >> Hilton Hotel Costa Mesa
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Hilton Hotel Costa Mesa
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Buy It with ITEX!
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6 @ $199.00 CAD / night
Print this Listing
Date posted: 24-Dec-2000
Have 6 nights between now and New Years day in the 4 star Hilton Costa Mesa CA. Rooms are normally approx. $265. Only $199 ITEX. Located a few miles from Disneyland just off Hwy.405. Call or email to jim.wong@itex.net and I will confirm for your stay.
Jim Wong 360.820.2255
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ITEX Member Benefits

- Obtain new customers
- Utilize unique sales channel
- Cash conservation by purchasing with ITEX dollars
- Monetize unproductive assets, excess capacity and inventory
- Broker Network for transaction support
- Customer loyalty and retention

ITEX Community in Action

Spending ITEX dollars


Resort Hotel
Hires contractors to expand and upgrade their facilities.
Media
Purchases hotel accommodations for sales promotions and business cards and stationery from a printer.
General Contractor
Trades for dental services for staff and purchases direct mail advertising.
ITEX
Florist
Launches an ad campaign to jump-start cash sales and buys dental services for her family.
Dentist
Prints business forms and marketing materials.
Printer
Sends his girlfriend flowers and books a weekend trip to a resort hotel.

Client Example - Seattle Dentist

Accepted ITEX $ from:

- CPA
- Contractor
- Advertiser
- Moving Company

Paid ITEX $ for :

- Printing
- Auto detail
- Flowers
- Accommodations

Total Sales:	$47,367
Total Purchases:	$41,559
Total Cash Fees:	$ 6,289

Avg Transactions:	22
Avg Volume:	$9,814
Avg Client:	6 years

ITEX Competitive Advantages

- Membership critical mass
- Customer service capability
- Products / services depth and diversity
- Brand recognition and currency liquidity
- Web based trading platform
- Established Infrastructure



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P: 916.999.9999 F: 916.999.9999
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Buy It With ITEX
<< Return to Listing
Make sure to contact the seller first to ensure availability.
Seller Contact Information
Bus. Name: Super Health Technologies
Contact: Stacie Forster
Phone: 206.447.1482
Email: Click Here
Steps to Buy It With ITEX!
1 Fill in the amount (if needed) Questions?
2 Enter a memo field (not required)
3 Click Buy It!
SAMPLE 1
BROKER STREET
BROKERSVILLE, CA 95825
999999-100001-0 : 1210
ITEX CHECK
N/A
AUTHORIZATION VALID FOR 14 DAYS
28-Aug-2008
Date
Super Health Technologies
Pay to the Order of:
XXXXXX-XXXXXX-X
Sellers Account Number
Nine Hundred Ninety-seven dollars and 00/100
$ 997.00
Non Cash Negotiable
DEPOSIT TO:
ITEX CORPORATION
3326 160th Ave SE Suite 100
Bellevue, WA 98008
(425) 463-4000 Fax (425) 463-4040
Sample Broker
Purchase Subject to ITEX Trading Rules
Memo: 42" Television
In order for the seller to approve your purchase you must have a valid email address on file.
Enter your Email Address:
Don't send me a copy of the Buy It with ITEX email sent to seller.
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Click here to update your address.
The ITEX Membership Trading Community supports entrepreneurs and businesses nationwide.
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ITEX

3326 160th Ave. SE
Suite 100
Bellevue, WA 98008
www.itex.com

STATEMENT

RETAIN THIS STATEMENT FOR TAX PURPOSES

ACCOUNT NUMBER	STATEMENT DATE
502172-123456-0	March 19 , 2008

Contact: JOHN Q. CITIZEN
WORLDWIDE MARKETING
123 BUSINESS DRIVE
SACRAMENTO, CA 95825

Your Trade Director is Bob Smith - Phone: 916.679.1111

Fees paid by electronic funds transfer (EFT) will be processed March 27, 2008. Statements are accurate as printed unless ITEX Corporation is notified, in writing, of any discrepancy within four weeks of statement date.

CASH DUE **$145.00**

SUMMARY OF TRANSACTONS	
Opening Balance:	$15,184.12
Sales:	$ 500.00
Purchases:	$ 2,010.00
Closing Balance:	$13,674.12

ITEX DOLLARS	
Closing Balance:	$13,674.12
Credit Limit:	$ 2,500.00
Authorized Purchases:	$ 0.00
ITEX Dollars Available:	$16,174.12

DATE	TRANS #	CODE	DESCRIPTION	SALES	PURCHASES	ITEX FEES	CASH FEES
			CASH DUE OPENING BALANCE				**$ 250.12**
			CURRENT TRANSACTIONS:				
2-26-08	574913	BUY	AIM BC CLASSIC AUTO REPAIR		250.00		
3-1-08	579832	BUY	AIM BC UNIQUE DESIGN TILE		750.00		
3-3-08	579998	SELL	AIM BC TMD MARKETING	500.00			
3-7-08		PYMT	WORLDWIDE MARKETING				-250.12
3-10-08	583020	BUY	AIM BC SATURDAY EVENING POST		1,000.00		
3-19-08		FEE	ASSOCIATION FEE			10.00	20.00
3-19-08		FEE	TOTAL PURCHASE FEE				100.00
3-19-08		FEE	TOTAL SALES FEE				25.00

PAYMENT COUPON

Please charge/debit Cash Due on my credit card: ☐ Discover ☐ AMEX ☐ VISA ☐ MasterCard

Account #: ____________ **Expiration:** ____________

Cardholder's Name: ____________

Signature: ____________

MAIL PAYMENT TO:
ITEX Corporation
3326 160th Ave. SE, Suite 100
Bellevue, WA 98008

ACCOUNT NUMBER	ACCOUNT NAME	STATEMENT DATE
502172-123456-0	WORLDWIDE MARKETING	March 19, 2008

CASH DUE **$145.00**

Member Products & Services

- Accommodation & Travel
- Advertising & Media*
- Business Products/Services*
- Contractors
- Entertainment*
- Printing
- Magazines & Newspapers
- Health and Fitness*
- Collectibles
- Auto Repair Services
- Retail – gifts, florists
- Architects & Design
- Consultants
- Restaurants
- Professional Services
- Business Equipment
- Real Estate & Related Services*
- Accountants
- Lawyers
- Conference/Meeting Centers

*Top Five Categories by $ volume transacted

Brand Name Partners

- ITEX Payroll Services
  - Provided by ADP Small Business Services
- ITEX Job Listings
  - Powered by Simply Hired
- ITEX Co-branded MasterCard
  - 60 days interest free terms
- National Partnership
  - Sysco iCare - Leverage Sysco's customer base
  - Idearc Media
- Media Services
  - Business Week
  - Forbes
  - CNet

ITEX Strategic Objectives

- Establish the ITEX trading platform as the standard for B to B cashless transactions
- Market penetration into the 25 million small businesses in the United States*
- Brand recognition of ITEX dollars
- Enhance, create and manage business rules of the trading community
- License platform technology as a SaaS model to national brands and vertical communities

*Source: US Census Bureau
24,831,859 business with 19 employees or less

ITEX Growth Opportunities

- Organic Growth
  - Increase transaction volume through registration growth
  - Supplement primary franchise system with online marketplace
- National Business Partnerships
  - Sysco iCare
- Media Services
  - Launched August 2008
- Licensing
  - ITEX SaaS Platform
  - Idearc Media's Super Trade Exchange – *Powered by ITEX*

Software as a Service (SaaS)

- Scalable platform technology
  - CRM
  - Payment processing
  - Record keeping
  - Billing functionality
  - Reports
- Track digital currency; with any value
- Calculates transaction or subscription fees in USD
- Windows web-based platform
- Co-location & backup data facility
- First client launched March, 2009

ITEX Key Metrics*

- Goods & Services Value (GMV) $132 million
- Number of transactions 296,496
- Avg transaction amount $446
- Listings on itex.com 27,000+
- Visits 802,527
- Page views 7,992,060
- New members 4,503

*Last Twelve Months

Testimonials

"ITEX has helped me connect with the exact customers we want -from Florida to California - that we wouldn't have had any other way. ITEX has also helped us pay for real business expenses with ITEX dollars instead of cash."

- Nick
Owner of a commercial printing business

"Not only have we received a lot of new business from ITEX, but everyone who sees the balloons we rent out is a potential customer and we've acquired a lot of business that way too. I like the people I deal with that come to me through ITEX, they're business people and very easy to sell to."

- Bob Franklin
Owner of All American Advertising

"With ITEX I can pay for things that ordinarily wouldn't be practical during slow times. Working with ITEX Members is nice, they are business owners like me and since they want to spend their ITEX dollars, it's a much easier sell."

- Patricia Doyle
Owner of M.G. Floral

ITEX

PARTNERS

ADP Small Business Services

BusinessWeek

CFO Magazine

Forbes.com

idearc MEDIA

MasterCard

simply|hired

Good things come from Sysco iCare


Business Week
SMALL BUSINESS EDITION
My business found an innovative way to survive and prosper.
"Trading food services and empty tables for products and services was the PERFECT way to increase my profitability, control costs and improve my bottom line."
- Steve Savad, Founder, Restaurant.com
With the current economic uncertainty, your business can use barter to attract new customers and retain current ones. Relationships are created between members with a sense of community to help each other succeed. ITEX – America's largest barter system - just might be the solution your business has been looking for.
ITEX
CONNECT • TRADE • SAVE
www.itex.com/bw • 1.800.277.9722 • ceo@itex.com
ITEX PARTNERS
ADP Small Business Services
Sysco iCare


CFO Magazine
Barter your products and services to
• control costs
• improve the bottom line
"With the current economic uncertainty, my business uses barter to attract new customers and increase sales; receiving value for our excess capacity and inventory."

ITEX

CONNECT • TRADE • SAVE

1.800.277.9722

www.itex.com/cfo • ceo@itex.com

America's largest trading community, with more than 24,000 small business users, is a solution for

- **Distribution** for excess capacity and inventory
- **New Sales** through our small business channel

PARTNERS

ADP Small Business Services · MasterCard · Sysco iCare

ITEX

INTERNET ADVERTISING

BarterNews

The Offical Journal of the Reciprocal Trade Industry

u-Exchange

PARTNERS

ITEX

CONNECT · TRADE · SAVE

ADP Small Business Services

MasterCard

Sysco iCare

Google™

Bartering helps Business
Access over 24,000 trade partners
Bartering helps your business grow.
www.itex.com

The ITEX trade advantage
America's largest trading community
can help your business grow.
www.itex.com

ITEX - Barter Reinvented
The Membership Trading Community
Connect. Trade. Save.
www.itex.com

ITEX: trade intelligently
Access over 24,000 trading partners
with ITEX - we help business grow.
www.itex.com

More Barter Items – ITEX
America's largest trading community
We help your business grow.
www.itex.com

Best Dentists wanted
Join our trading community
and grow your Dentist Business
ITEX.com

Revenue

Fiscal 2005-2009



($ in millions)
$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$-
$10.2
$14.6
$14.2
$16.0
$16.5
2005
2006
2007
2008
2009

ITEX Revenue Mix

- Transaction fees: 67%
- Subscription fee: 28%
- Other fees: 5%

- Cost of Goods
  - ITEX retains 25% of transaction fee, balance to Broker
  - ITEX retains 65% of subscription fee, balance to Broker

- Transaction fee: 5% to 7.5% (assessed to buyer and seller)
- Subscription fee: $20 per member every 4 week billing cycle

Income From Operations

Fiscal 2005-2009

($ in millions)



$1.5
$1.0
$0.5
$-
$0.73
$1.34
$1.51
$1.50
$1.03
2005
2006
2007
2008
2009

Cash Flow From Operations

Fiscal 2005-2009

($ in millions)


$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$0.8
$1.8
$2.1
$2.4
$2.9
2005
2006
2007
2008
2009

Balance Sheet 7/31/2009

Assets:	
Cash & ST Investments	$ 2,557,000
Accounts receivable, net	895,000
Tax asset	6,537,000
Goodwill	3,318,000
Notes receivable (office sales)	866,000
Other assets & equip.	2,488,000
Total assets	$16,661,000
Liabilities & Shareholder Equity:	
Broker commissions	$ 1,519,000
Other liabilities	1,161,000
Stockholders equity	13,981,000
Total Liabilities and S/H Equity	$16,661,000

Management Team

Name	Title	Prior Experience	Years in Industry
Steven White	Chairman/CEO/CFO	Ubarter.com, Network Commerce	26
Robert Benson	VP Operations	Ubarter.com, Network Commerce	17
Brian Argetsinger	VP Marketplace	ITEX Franchisee	17
Douglas Dagenais	National Sales	Chicago Barter Shell Vacations	24
Alan Zimmelman	Investor Relations	BXI Franchisee, Ubarter.com	21
Doug Hayner	Media Services		7

Outside Counsel

Stoel Rives LLP	Legal
Clark Nuber P.S.	Tax Accounting
EKS&H	Independent Auditors

Reasons to Invest

- Industry leader with attractive growth potential
- Strong cash flow
- Scalable business model
- Proprietary SaaS technology
- Unique distribution channel and community
- Intrinsic value of membership network